                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




                        Date of Report: October 16, 2003



                                    QLT Inc.
                                    --------
             (Exact name of registrant as specified in its Charter)





British Columbia, Canada           000-17082                                 N/A
------------------------           ---------                 -------------------
(Jurisdiction of            (Commission File Number)               (IRS Employer
Incorporation)                                               Identification No.)





                                    QLT Inc.,
                             887 Great Northern Way,
                        Vancouver, B.C., CANADA, V5T 4T5
                                 (604) 707-7000
                          ----------------------------
               (Address, including zip code, and telephone number,
              including area code, of principal executive offices)



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ITEM 5. OTHER EVENTS

     QLT announced that health authorities in Japan approved Visudyne(R) (verteporfin) for the treatment of the "wet" form of age-related macular degeneration (AMD). Specifically, Visudyne has been approved for the orphan indication of AMD with all types of subfoveal choroidal neovascularization.



ITEM 7. EXHIBITS

Exhibit
Number            Description
------            -----------
99.1     Press Release dated October 16, 2003




                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorised.







                                                            QLT Inc.
                                                --------------------------------
                                                                    (Registrant)






Date  October 16, 2003                      /s/  Paul J. Hastings
      ----------------                     -------------------------------------
                                                                     (Signature)
                                           President and Chief Executive Officer